Exhibit 10.13

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Security Agreement"), is dated as of September 18, 2006, between QUINTESSENCE PHOTONICS CORPORATION, a Delaware corporation (the "Company") and FINISAR CORPORATION ("Secured Party").

WITNESSETH

A. WHEREAS,the Company is the maker of that certain Secured Promissory Note in favor of the Secured Party dated as of even date herewith in the original principal amount of $6,000,000 (the "Note," and, together with this Security Agreement, the "Transaction Documents").

B. WHEREAS, in order to secure the Company's prompt payment on the Note, and to secure performance of all of the Company's obligations under the Transaction Documents (collectively, the "Obligations"), the Company has agreed to execute and deliver this Security Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged and received, the parties hereto agree as follows:
AGREEMENT

1. Defined Terms. All terms not otherwise defined herein shall have the meanings provided for by the Uniform Commercial Code as enacted and in effect in the State of California (the "UCC"). As used herein:

1.1 "Collateral" means all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment (including all fixtures), general intangibles (including Intellectual Property owned or licensed by the Company), instruments, inventory, investment property, letter-of-credit rights, money and all products, proceeds and supporting obligations of any and all of the foregoing.

Anything contained in this Security Agreement to the contrary notwithstanding, the term "Collateral" shall not include any equipment that is now or hereafter held by the Company as lessee, licensee, or debtor under purchase money secured financing, in the event that: (a) as a result of the grant of a security interest therein, the Company's rights in or with respect to such asset would be forfeited or the Company would be deemed to have breached or defaulted under the applicable lease, license, or other agreement that governs such asset pursuant to restrictions contained in the applicable lease, license or other agreement; and (b) any such restriction is effective and enforceable under applicable law; provided, however, that the term "Collateral" shall include, at any time that the restrictions in the lease, license, or other agreement are no longer effective and enforceable (including as a result of the exercise of an option to purchase or the repayment of the secured financing) or at any time that the applicable lessor, licensor or other applicable party's consent is obtained to the grant of a security interest in and to such asset in favor of the Secured Party, (1) any and all proceeds of such assets, and (2) such assets.

1.2 "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a Trade Secret, now or hereafter existing, created, acquired or held.

1.3 "Intellectual Property" means all of the Company's right, title, and interest in and to the following;

(a) Copyrights, Trademarks and Patents;

(b) Any and all Trade Secrets, inventions, mask works, programs, works of authorship, know-how, discoveries, developments, designs, design rights and techniques and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all claims for damages by way of past, present and future infringement of any of the rights included in (a) or (b) above, with the right, but not the obligation, to sue for and collect such damages for such use or for infringement of such rights;

(d) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(e) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents;

(f) All documents, models, samples, specimens, reports, drawings, research materials, notes and other materials in connection with or which in any way embody or relate to any Patent or patentable matter and the right to pursue, prepare, file and prosecute any Patent application(s) in connection therewith;

(g) All other rights and interests of the Licensor as described in the License Agreement; and

(h) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

1.4 "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of even date herewith by and among the Secured Party, the Company and the Senior Creditor.

1.5 "License Agreement" means that certain License Agreement dated as of September 18, 2003 by and between Licensor and Licensee.

1.6 "Lien" means any lien, security interest, pledge, assignment, encumbrance or other interest in property.

1.7 "Other Collateral" means all Collateral other than the Company's Intellectual Property.

1.8 "Patents" means all patents, patent applications, all types of exclusionary or protective rights granted (or applications therefor) or inventions and like protections (including without limitation improvements, divisions, patents-of-addition, continuations, renewals, reissues, extensions and continuations-in-part of the same) and any and all patentable subject matter (including, without limitation, methods of doing business, machines, articles of manufacture, processes, compositions of matter and new uses or improvements of any of the foregoing).

1.9 "Permitted Dispositions" means any disposition of Collateral that is either (i) in the ordinary course of the business of the Company, or (ii) to a third party for reasonably equivalent value as deemed appropriate by the Company in its reasonable business judgment, and that, in either case, that does not result, in a single transaction or a series of related transactions, in the disposition or sale of all or substantially all of the assets of the Company.

1.10 "Permitted Liens" means (a) Liens in favor of the Secured Party, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule A, (d) the interests of lessors or sublessors under operating leases, (e) purchase money Liens or the interests of lessors under capital leases so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of the Company's business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, (h) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (i) Liens resulting from any judgment or award that is not an Event of Default hereunder, (j) any interest or title of a licensee or licensor under any license agreement permitted by this Security Agreement, (k) Liens that arise in the ordinary course of business and do not in any material respect affect the Collateral, (1) Liens which are subject of a Permitted Protest, (in) Liens on patents, trademarks, trade names, service marks, copyrights, trade secrets or other intellectual property to the extent such Liens arise solely from the granting of licenses composing Permitted Dispositions thereto or from any Person in the ordinary course of business consistent with past practice, and (n) Liens in favor of the Senior Creditor to secure the Senior Credit Obligations.

1.11 "Permitted Protest" means the right to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) any such protest is instituted promptly and prosecuted diligently by the applicable Person in good faith, and (b) while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Secured Party's Liens.

1.12 "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

1.13 "Senior Creditor" means (i) each of the holders of promissory notes (as amended from time to time, the "Senior Notes") issued pursuant to that certain Loan Agreement dated as of May 21, 2004 (as amended from time to time) by and among the Maker and the persons and entities named therein as "Lenders" (the "Loan Agreement") and (ii) M.U.S.A. Inc., doing business as DBA Money USA, in its capacity as collateral agent for the Lenders (the "Senior Collateral Agent").

1.14 "Senior Credit Documents" means the Loan Agreement, the Senior Notes and the Senior Security Agreement dated as of May 21, 2004 between the Maker and the Senior Collateral Agent, all as may be from time to time amended.

1.15 "Senior Credit Obligations" means the obligations owed to the Senior Creditor pursuant to the Senior Credit Documents.

1.16 "Trademarks" means trademarks, service marks, trade names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations and applications related to any of the foregoing.

1.17"Trade Fixtures" means any equipment or machinery which may be removed from the Company's premises without doing material damage to the premises.

1.18 "Trade Secrets" means trade secrets and other proprietary or confidential information, know-how, technology, processes, formulae, algorithms, models and methodologies in any format and whether tangible or not.

2. Security Interest and Subordination.

2.1 Grant of Security Interest. To secure the prompt and complete payment, performance and observance of the Obligations, and to induce the Secured Party to enter into the Transaction Documents, to make the loan in accordance with the terms thereof, the Company hereby grants, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, a security interest in all of the Company's right, title and interest in, to and under the Collateral.

2.2 Security Interest Absolute. Except as required by applicable law, all rights of the Secured Party hereunder, the security interest granted hereby, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of (a) any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any other agreement or instrument, (c) any exchange, release or non-perfection of any other Collateral, or any release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations or in respect of this Security Agreement.

2.3 Set-Off Rights. The Company hereby grants to the Secured Party a right of set-off against the property of the Company held by the Secured Party, consisting of any Collateral now or hereafter in the possession or custody of or in transit to or from the Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of the Company, or as to which the Company may have any right or power.

2.4 Limitation on Obligations. It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under each of its agreements that are included in the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder and the Company shall comply and perform with or pursuant to the terms and provisions of each such agreement. The Secured Party shall not have any obligation or liability under any agreement included in the Collateral by reason of or arising out of any Transaction Document, or the granting of the security interest herein or the receipt by the Secured Party of any payment relating to any agreement included in the Collateral pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any agreement included in the Collateral, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any agreement included in the Collateral, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

2.5 Filing Authorization. The Company authorizes the Secured Party to file financing statements and other filing or recording documents with respect to the Collateral (including any amendments thereto, or continuation or termination statements thereof), without the signature or other additional authorization of the Company, in such form and in such offices as the Secured Party reasonably determines appropriate to perfect or maintain the perfection of the security interest of the Secured Party hereunder. Other than in connection with Permitted Liens, the Company acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Collateral (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Secured Party, consenting to the form and substance of such filing or recording document. The Company approves, authorizes and ratifies any filings or recordings made by or on behalf of the Secured Party in connection with the perfection of the security interest in favor of the Secured Party. The Company agrees that upon request of the Secured Party, the Company will promptly execute all such documents as may be reasonably necessary or appropriate to effect the foregoing.

3. Representations and Warranties. The Company makes the following representations and warranties to the Secured Party:

3.1 Collateral. The Company has good and marketable title to the Collateral, free and clear of any lien, security interest, pledge, assignment, encumbrance or other interest of any third party, other than Permitted Liens. The Company has all requisite power and authority to pledge and grant a security interest in the Collateral as contemplated in this Security Agreement and to create a lien on the Collateral in favor of the Secured Party. Subject in priority only to Permitted Liens, this Security Agreement, together with any filings required to be made, shall create a valid first priority lien upon and perfected first priority security interest in the Collateral to the extent such lien and security interest can be perfected by the filing of a UCC-1 financing statement. This Security Agreement, when executed, has been duly and validly executed and is the legal, valid and binding obligation of the Company and is enforceable against the Company by the Secured Party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) as limited by applicable federal or state securities laws. To the Company's knowledge, no third party is infringing or violating the Company's rights in or to any of the Company's Intellectual Property in any material respect, or exceeding the scope of authorization or license corresponding thereto in any material respect.

3.2 Claims. The Collateral is not the subject of any present or threatened material suit, action, arbitration, administrative or other material proceeding, and the Company is not aware of the institution of any such proceedings. No authorization, approval or other action by, and no notice to or filing (other than the filing of a financing statement) with, any governmental authority or regulatory body which has not already been obtained is required either (i) for the pledge by the Company of the Collateral pursuant to this Security Agreement, (ii) for the execution, delivery or performance of this Security Agreement by the Company or (iii) for the exercise by the Secured Party of any remedies with respect to the Collateral (excluding any exercise of remedies against the Company's investment property which may be subject to applicable securities laws).

3.3 Noncontravention. The execution and delivery by the Company of this Security Agreement will not (a) conflict with or violate any provision of the charter or by-laws of the Company, (b) require on the part of the Company any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity (other than the filing of UCC financing statements pursuant hereto), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company is a party or by which the Company is bound or to which any of its assets is subject, (d) result in the imposition of any security interest upon any assets of the Company, except for the lien to be granted under this Security Agreement or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

4. Covenants. The Company hereby covenants to and agrees with the Secured Party that, from the date hereof and thereafter until this Security Agreement is terminated:

4.1 Corporate Changes. The Company shall not change its corporate form or jurisdiction of organization or relocate its chief executive officer or chief financial officer without giving Secured Party fifteen (15) days prior written notice thereof. The Company shall preserve and keep in full force and effect its valid existence and all rights and franchises material to the Company,

4.2 Payments and Insurance. The Company shall pay and discharge all material taxes, assessments and charges or levies against the Company or the Collateral prior to delinquency thereof. The Company, at its own expense, shall have and maintain insurance at all times with respect to all Collateral against such risks and liabilities, with such carrier and in such amounts as are maintained as of the date hereof. The Secured Party shall be an additional insured with respect to all risk and liability insurance. All other insurance shall provide that the Secured Party and the Company are joint loss payees as their interests may appear and shall not be subject to cancellation or reduction in coverage without thirty (30) days' prior written notice to the Secured Party. The Company shall supply certificates of such insurance to the Secured Party upon the reasonable request therefore by the Secured Party.

4.3 No Disposition of Collateral. Other than Permitted Dispositions, the Company shall not sell, convey, assign (by operation of law or otherwise), exchange or otherwise voluntarily or involuntarily transfer or dispose of any interest in the Collateral or any portion thereof or encumber, or hypothecate or pledge, or create, incur or permit to exist any Lien or adverse claim upon or other interest in or with respect to any of the Collateral except for Permitted Liens.

4.4 Records and Reports. The Company will maintain books and records with respect to the Collateral, and furnish to the Secured Party such reports relating to the Collateral as the Secured Party shall from time to time reasonably request.

4.5 Further Assurances. The Company will execute and deliver to the Secured Party all financing statements, amendments thereto and other documents, and will perform such other actions, as are from time to time reasonably requested by the Secured Party in order to perfect, maintain and protect the validity, enforceability and perfected status of the security interest in the Collateral or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral; provided that, prior to the occurrence and continuance of an Event of Default, the Secured Party agrees that the Company shall not have to deliver any documents or enter into any agreements in order to achieve the perfection of the Secured Party's security interest in the Collateral except for the delivery of a UCC-1 financing statement in favor of the Secured Party, the execution and delivery of this Security Agreement and the Intercreditor Agreement, and the delivery of such documents and agreements reasonable requested by Secured Party from time to time in order to perfect its security interest in the Intellectual Property.

4.6 Intellectual Property Covenants. The Company shall:

(a) consistent with commercially reasonable practices, prosecute diligently, as the Company's Board of Directors may reasonably determine, airy necessary and material Patent, Trademark or Copyright application which is pending as of the date of this Security Agreement or hereafter and otherwise maintain all material rights in and to the Intellectual Property necessary for the Company's business, including making all necessary filings and recordings and paying all required fees and taxes to record and maintain its registration and ownership of all such material Intellectual Property included in the Collateral;

(b) not materially impair any of the Secured Party's rights of action described herein without the written consent of the Secured Party;

(c) (i) protect, defend and maintain, in all material respects, the validity and enforceability of the material Trademarks, Patents and Copyrights, (ii) detect material infringements of the material Trademarks, Patents and Copyrights and promptly advise the Secured Party in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Party; and

(d) promptly notify the Secured Party in writing of any applications or registrations that the Company makes or files in respect of any Patents, Copyrights or Trademarks as well as any material change in the Intellectual Property.

4.7 Inspection and Verification. The Secured Party shall have the right, upon reasonable advance notice and at such times as may be reasonably requested, to visit and inspect any of the properties of the Company for the purpose of inspecting the same, and shall be provided reasonable access to the books, records, officers and accountants of the Company; provided, however, that the Company shall not be obligated to provide any information that it considers in good faith to be a trade secret or to contain confidential or classified information.

4.8 Maintenance of Collateral. The Company shall maintain and preserve, in all material respects, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee so as to prevent any loss or forfeiture thereof or thereunder.

5. Events Of Default. Any one or more of the following events (each an "Event of Default") shall constitute a default by the Company under this Security Agreement:

5.1 The occurrence of an Event of Default as defined in the Note; or

5.2 The Company's breach of any representation or warranty in any material respect, or violation or failure to perform any of the covenants or agreements in this Security Agreement and such breach, violation or failure remains unremedied (to the extent capable of being remedied) for a period of thirty (30) days after the Secured Party provides the Company with written notice of such breach, violation or failure.

6. Remedies Upon Default.

6.1 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the Secured Party, at its option and in its sole and absolute discretion, and without notice or demand, may exercise and shall have any and all rights and remedies accorded to the Secured Party under this Security Agreement or otherwise by the UCC and/or any other governing law, including, without limitation, the right of the Secured Parties to retain the Collateral in satisfaction of the obligation or sell the Collateral at public or private sale in accordance with the UCC or any other applicable statute. Notwithstanding anything to the contrary in this Security Agreement, if the Secured Party elects to exercise its remedies as provided above, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall first dispose of or sell all Other Collateral (unless by court order such Other Collateral may not be disposed of or sold). In the event the disposition or sale of the Other Collateral is insufficient to satisfy the Obligations, the Secured Party, upon ninety (90) days' prior written notice to the Company, shall have the right to dispose of or sell the portion of the Collateral consisting of the Company's Intellectual Property. If any notification of disposition of all or any portion of the Collateral is required by law, such notification shall be deemed reasonably and properly given if mailed at least ten (10) days prior to such disposition, postage prepaid to the Company at its last address appearing on the records of the Secured Party by registered or certified mail, return receipt requested.

6.2 The Company's Obligations Upon Event of Default. Upon the request of the Secured Party after the occurrence and during the continuance of an Event of Default, the Company will promptly:

(a) Assemble and make available to the Secured Party the Collateral and all records relating thereto at the Company's principal place of business.

(b) Permit the Secured Party, or the Secured Party's representatives, with or without judicial process or the aid or assistance of others, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral, to complete the provision of any services giving rise to any Collateral or take actions as the Secured Party shall deem necessary to preserve and protect any Collateral.

6.3 Substitute Performance. Upon the occurrence and during the continuance of an Event of Default or an event which, upon the lapse of time or the giving of notice, or both, would constitute an Event of Default, without having any obligation to do so, the Secured Party may, upon notice to the Company, perform or pay any obligation which the Company has agreed to perform or pay in this Security Agreement but has not performed or paid and the Company shall reimburse the Secured Party for any amounts paid or incurred pursuant to such performance or payment.

6.4 Application of Funds Received. Subject to the terms of the Intercreditor Agreement, the proceeds of Collateral received by the Secured Party shall be applied as follows:

(a) First, for the payment of all reasonable costs, expenses, attorneys' paralegals' and other professionals' fees, taxes and charges incurred by the Secured Party in connection with the collection of any sum and foreclosure on Collateral, whether accruing before or after such Event of Default, to the extent payment is required pursuant to Section 9.3 of this Security Agreement;

(b) Second, ratably, for the payment of all other Obligations under the Transaction Documents; and

(c) Third, to the Company.

7. General Provisions.

7.1 Waivers, Amendments and Remedies. No delay or omission of the Secured Party to exercise any right, power or remedy granted under this Security Agreement shall impair such right, power or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right, power or remedy shall not preclude other or further exercise thereof or the exercise of any other right, power or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless signed by each of the parties hereto, and then only to the extent specifically set forth in such writing.

7.2 General Authorizations.

(a) Subject to the terms of Section 7.2(b) below, the Company irrevocably authorizes the Secured Party at any time and from time to time in the sole discretion of the Secured Party, and irrevocably appoints the Secured Party as its attorney-in-fact to act on behalf of the Company, in the name of the Company or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which is reasonably necessary or advisable to accomplish the purposes of this Security Agreement, including without limitation (a) to file financing statements necessary or desirable in the Secured Party's sole discretion to perfect and to maintain the perfection and priority of the Secured Party's security interest in the Collateral; (b) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Secured Party's security interest in the Collateral; (c) to cause the proceeds of any Collateral received by the Secured Party to be applied to the Obligations; and (d) to do all things necessary to carry out this Security Agreement.

(b) Subject at all times to the second sentence of Section 6.1 hereof, upon the occurrence and during the continuance of any Event of Default, the Company irrevocably authorizes the Secured Party at any time and from time to time in the sole discretion of the Secured Party, and irrevocably appoints the Secured Party as its attorney-in-fact to act on behalf of the Company, in the name of the Company or otherwise, from time to time in the Secured Party's discretion, to take any of the following actions: (a) to sign the Company's name on any invoice relating to any Collateral, including any schedules and assignments of such Collateral, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to licensees; (b) to grant or issue any exclusive or nonexclusive license under the Collateral to any person, to the extent consistent with the terms of any license agreements, (c) to assign, pledge, convey or otherwise transfer title in or to or dispose of the Collateral to any party, including without limitation, to make assignments, recordings, registrations and applications therefor in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect any of the foregoing or the recordation, registration, filing or perfection thereof, or (d) to send requests for verification of any Collateral or any proceeds therefrom.

(c) The Secured Party will not be liable for any acts or omissions except those determined pursuant to a final, non-appealable order of a court of competent jurisdiction to have resulted solely from the Secured Party's gross negligence or willful misconduct. The power conferred on the Secured Party hereunder is solely to protect its interests in the Collateral and shall not impose any duty upon the Secured Party to exercise such power. This power, being coupled with an interest, is irrevocable.

7.3 Expenses. The Company agrees to pay upon demand to the Secured Party the amount of all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts of the Secured Party, which the Secured Party may incur in connection with (a) the.custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the administration of this Security Agreement or any Transaction Document, (c) the exercise or enforcement of any of the rights of the Secured Party hereunder or thereunder, or (d) the failure by the Company to perform or observe any of the provisions hereof or thereof.

7.4 Indemnification.

(a) The Company agrees to indemnify the Secured Party, and its respective partners, employees, officers, directors and agents against, and defend and hold them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable attorneys', paralegals' and other professional fees, disbursements and other similar charges, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Security Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not the Secured Party is a party thereto; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Secured Party.

(b) The provisions of this Section 7.4 shall remain operative and in fullforce and effect regardless of the termination of this Security Agreement or any Transaction Document, the consummation of the transactions contemplated hereby and thereby, the invalidity or unenforceability of any term or provision of this Security Agreement or any Transaction Document, or any investigation made by or on behalf of the Secured Party.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured by this Security Agreement, and all amounts due under this Section 7.4 shall be payable on written demand therefor and shall bear interest at the rate of 10% per annum (or the highest amount permitted by law) from the date incurred by the Secured Party until paid in full.

7.5 Insolvency. Notwithstanding anything to the contrary contained in this Security Agreement, until this Security Agreement is terminated pursuant to Section 8.6 hereof, this Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment, or any part thereof, is rescinded, reduced, restored or returned.

8. Miscellaneous.

8.1 Binding Agreement; Assignments. This Security Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights and obligations under this Security Agreement may not be assigned or transferred, nor may any duties and obligations hereunder be delegated, without the prior written consent of the other party. Notwithstanding the foregoing, the Secured Party may assign its rights under his Security Agreement to a third party as part of a sale of all or substantially all of the assets or stock of Secured Party to that third party, or a sale of the relevant business line.

8.2 GOVERNING LAW AND CONSENT TO JURISDICTION. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

ANY ACTION OF ANY TYPE OR NATURE WHATSOEVER WITH RESPECT TO THIS SECURITY AGREEMENT, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, SHALL BE BROUGHT IN A STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AND THE COMPANY ACCEPTS FOR ITSELF AND ITS ASSETS AND PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION IN ANY SUCH JURISDICTION.

8.3 Notices. All communications and notices hereunder shall be in writing and given as provided in the Note.

8.4 Severability. In case any one or more of the provisions contained in this Security Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.5 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

8.6 Termination. This Security Agreement and the security interest granted in the Collateral hereby shall terminate after and only after all the Obligations have been paid in full (other than Obligations constituting contingent indemnification obligations). The Secured Party, at the expense of the Company, shall authorize the Company to file UCC termination statements and execute and deliver similar documents prepared by the Company which the Company shall reasonably request to evidence any such termination of interest in the Collateral.

8.7 Modification. Any term of this Security Agreement may be amended and the observance of any term of the Security Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Secured Party.

8.8 Intererceditor Agreement. The Company and the Secured Party acknowledge and agree that certain rights and priorities between the Secured Party and the Senior Creditor with respect to certain of the Collateral shall be set forth in the Intercreditor Agreement.

IN WITNESS WHEREOF, each party hereto has caused this Security Agreement to be executed as of the date first set forth above.

Company:

QUINTESSENCE PHOTONICS CORPORATION

By:	/s/ George Lintz
Name: George Lintz
Title: CFO

Secured Party:

FINISAR CORPORATION

By:	/s/ S.K. Workman
Name: S.K. Workman
Title: CFO

SCHEDULE A
EXISTING LIENS

1) Liens created by that certain Security Agreement dated August 1, 2005 by and among the Company and M.U.S.A. Inc., in its capacity as collateral agent for certain lenders named therein (the "Subordinated Security Agreement"), which liens secure obligations under those certain Notes and that certain Loan Agreement entered into by the Company and such lenders concurrently therewith. Pursuant to the terms of the Subordinated Security Agreement, such liens are subordinate to the liens created by this Security Agreement.

A-1